                                                                    EXHIBIT 99.1


                               [NOBLE LETTERHEAD]

                NOBLE DRILLING REPORTS FIRST QUARTER 2001 RESULTS

         SUGAR LAND, Texas, April 25, 2001 -- Noble Drilling Corporation's reported net income increased 114 percent for the first quarter of 2001 to $54.5 million, or $0.40 per diluted share, on operating revenues of $222.4 million, compared to net income of $25.5 million, or $0.19 per diluted share, on operating revenues of $184.8 million for the first quarter of 2000.

         James C. Day, Chairman and Chief Executive Officer, said, "Our excellent financial results speak for themselves. All areas of the Company's operations continued to improve."

         At March 31, 2001, the Company's consolidated balance sheet reflected $1.650 billion in shareholders' equity, $220.7 million in cash and cash equivalents, and $685.0 million in total debt.

         Offshore contract drilling services revenues from deepwater drilling units (capable of drilling in 3,000 feet and greater) accounted for approximately 42 percent and 50 percent of the Company's total offshore contract drilling services revenues for the first quarter of 2001 and 2000, respectively. All six of the Company's deepwater semisubmersibles activated since December 1998 are operating under long-term contracts, with five in the Gulf of Mexico and one offshore Brazil. Offshore contract drilling services revenues from international sources accounted for approximately 45 percent and 52 percent of the Company's total offshore contract drilling services revenues for the first quarter of 2001 and 2000, respectively, as dayrates in the Gulf of Mexico have increased significantly since the first quarter of 2000. The average dayrate on the Company's domestic jackup rigs increased to $50,666 in the first quarter of 2001, up from $28,684 in the first quarter of 2000. Market conditions have also improved in certain international locations, particularly in West Africa which has shown a significant increase in utilization levels. Utilization improved to 90 percent in the first quarter of 2001, up from 27 percent in the first quarter of 2000. The average dayrate in West Africa also increased to $43,182 in the first quarter of 2001, up 23 percent from the same quarter of the prior year.

         Day said, "We are well positioned with the right management, experienced operational personnel and premium drilling assets to respond to the improved market. Not surprisingly, our clients' activity levels continued to accelerate."

         Noble Drilling Corporation is a leading provider of diversified services for the oil and gas industry. Contract drilling services are performed with the Company's fleet of 49 offshore drilling units located in key markets worldwide. The Company's fleet of floating deepwater units consists of nine semisubmersibles and three dynamically positioned drillships, seven of which are designed to operate in water depths greater than 5,000 feet. The Company's premium fleet of 34 independent leg, cantilever jackup rigs includes 21 units that operate in water depths of 300 feet and greater, four of which operate in water depths of 360 feet and greater, and 11 units that operate in water depths of 250 feet. In addition, the Company's fleet includes three submersible units. Nine of the Company's units are capable of operating in harsh environments. Nearly 60 percent of the fleet is currently deployed in international markets, principally including the North Sea, Brazil, West Africa, the Middle East and India. The Company also provides labor contract drilling services, well site and project management services, and engineering services. The Company's common stock is traded on the New York Stock Exchange under the symbol "NE".

         This news release may contain "forward-looking statements" about the business, financial performance and prospects of the Company. Statements about the Company's or management's plans, intentions, expectations, beliefs, estimates, predictions, or similar expressions for the future are forward-looking statements. No assurance can be given that the outcomes of these forward-looking statements will be realized, and actual results could differ materially from those expressed as a result of various factors. A discussion of these factors, including risks and uncertainties, is set forth from time to time in the Company's filings with the U.S. Securities and Exchange Commission.

          Additional information on Noble Drilling Corporation is available via the world wide web at http://www.noblecorp.com.

                                       ###

NOBLE DRILLING CORPORATION AND SUBSIDIARIES
SUMMARY OF RESULTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)



                                                    Quarter Ended March 31,
                                                   ------------------------
                                                      2001          2000
                                                   ----------    ----------
Operating Revenues                                 $  222,391    $  184,819
Operating Costs and Expenses                         (139,581)     (137,948)
                                                   ----------    ----------
Operating Income                                       82,810        46,871
Other Income (Expense), Net                            (9,705)      (11,450)
                                                   ----------    ----------
Income Before Income Taxes                             73,105        35,421
Income Tax Provision                                  (18,642)       (9,918)
                                                   ----------    ----------
Net Income                                         $   54,463    $   25,503
                                                   ==========    ==========

Earnings Per Share:
     Basic                                         $     0.41    $     0.19
     Diluted                                       $     0.40    $     0.19


Weighted Average Common Shares Outstanding:
     Basic                                            133,669       132,414
     Diluted                                          135,547       134,622


----------




NDC-248
4/25/01

For additional information, contact:
John T. Rynd, Vice President - Investor Relations, Noble Drilling Services Inc. Noble Drilling Corporation, 281-276-6100

                             [NOBLE DRILLING LOGO]



                           NOBLE DRILLING CORPORATION
                          QUARTER ENDED MARCH 31, 2001

                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA

                           NOBLE DRILLING CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
           QUARTER ENDED MARCH 31, 2001 AND CERTAIN PRECEDING QUARTERS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                                  Quarter Ended
                                                    --------------------------------------------------------------------------
                                                     3/31/01      12/31/00     9/30/00      6/30/00      3/31/00     12/31/99
                                                    ---------    ---------    ---------    ---------    ---------    ---------

OPERATING REVENUES:
    Contract drilling services                      $ 210,427    $ 211,442    $ 190,450    $ 190,416    $ 163,078    $ 147,715
    Labor contract drilling services                    7,481        6,837        7,052        7,628        7,963        6,986
    Turnkey drilling services                              --       19,302       19,363       30,343       13,039       18,053
    Engineering, consulting and other                   4,483        3,598        9,013        2,337          739          733
                                                    ---------    ---------    ---------    ---------    ---------    ---------
                                                      222,391      241,179      225,878      230,724      184,819      173,487
                                                    ---------    ---------    ---------    ---------    ---------    ---------

OPERATING COSTS AND EXPENSES: (1)
    Contract drilling services                         96,182       97,048       90,424       95,930       83,193       82,261
    Labor contract drilling services                    6,079        5,752        5,549        6,358        5,726        5,993
    Turnkey drilling services                               -       20,814       18,954       23,778       16,006       15,541
    Engineering, consulting and other                   2,856        1,796        5,949        1,847          282          240
    Depreciation and amortization                      27,939       28,308       28,250       27,865       26,364       24,988
    Selling, general and administrative                 6,525        6,356        5,456        5,594        6,377        9,142
    Restructuring charge (2)                               --           --           --           --           --        7,479
                                                    ---------    ---------    ---------    ---------    ---------    ---------
                                                      139,581      160,074      154,582      161,372      137,948      145,644
                                                    ---------    ---------    ---------    ---------    ---------    ---------

OPERATING INCOME                                       82,810       81,105       71,296       69,352       46,871       27,843

OTHER INCOME (EXPENSE):
    Interest expense                                  (12,555)     (13,405)     (13,913)     (13,761)     (15,371)     (14,343)
    Interest capitalized                                   --           --           --           --        1,872        3,734
    Other, net                                          2,850        2,377        3,175        4,660        2,049          785
                                                    ---------    ---------    ---------    ---------    ---------    ---------

INCOME BEFORE INCOME TAXES                             73,105       70,077       60,558       60,251       35,421       18,019

INCOME TAX PROVISION (3)                              (18,642)     (18,220)     (15,745)     (16,870)      (9,918)      (1,511)
                                                    ---------    ---------    ---------    ---------    ---------    ---------

NET INCOME                                          $  54,463    $  51,857    $  44,813    $  43,381    $  25,503    $  16,508
                                                    =========    =========    =========    =========    =========    =========


EARNINGS PER SHARE-DILUTED                          $    0.40    $    0.38    $    0.33    $    0.32    $    0.19    $    0.12
                                                    =========    =========    =========    =========    =========    =========

WEIGHTED AVERAGE SHARES OUTSTANDING-DILUTED           135,547      135,655      135,919      135,616      134,622      133,216
                                                    =========    =========    =========    =========    =========    =========


----------

Notes to Statements of Income Follow on Next Page

                           NOBLE DRILLING CORPORATION
                   QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
           QUARTER ENDED MARCH 31, 2001 AND CERTAIN PRECEDING QUARTERS


NOTES:

(1) Certain reclassifications have been made to the prior quarter consolidated statements of income to conform to the classifications used in the quarterly period ended March 31, 2001. These reclassifications have no impact on operating income.

(2) For the quarter ended December 31, 1999, the amount relates to a non-recurring restructuring charge for early retirement packages and relocation of the Gulf Coast Marine division office in Lafayette to the centralized office in Sugar Land, which was completed during the second quarter of 2000.

(3) For the quarter ended December 31, 1999, the amount includes a non-recurring tax benefit of $2.6 million.

                           NOBLE DRILLING CORPORATION
                   QUARTERLY CONSOLIDATED BALANCE SHEET DATA
          QUARTER ENDED MARCH 31, 2001 AND CERTAIN PRECEDING QUARTERS
                                 (IN THOUSANDS)
                                  (UNAUDITED)



                                                                                     AS OF
                                                  ---------------------------------------------------------------------------
                                                   3/31/01      12/31/00      9/30/00      6/30/00      3/31/00     12/31/99
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Cash and cash equivalents (1)                     $  224,616   $  177,124   $  202,583   $  130,532   $   61,624   $  136,837

Total current assets                                 406,181      379,132      420,863      330,703      269,830      290,625

Property and equipment (net)                       2,087,123    2,095,129    2,054,887    2,073,086    2,084,868    2,049,769

Total assets                                       2,639,399    2,595,531    2,619,605    2,560,538    2,500,098    2,432,324

Total current liabilities                            181,219      205,428      229,875      222,463      218,757      233,336

Short-term debt and current maturities of
    long-term debt                                    48,590       49,351       60,631       61,226       59,009       59,460

Total debt                                           685,011      699,642      747,626      761,812      774,976      790,353

Total liabilities                                    989,755    1,018,812    1,065,652    1,062,816    1,055,280    1,034,282

Shareholders' equity                               1,649,644    1,576,719    1,553,953    1,497,722    1,444,818    1,398,042

----------

    (1) Including amounts classified as restricted cash of $3.9 million at each of the quarters ended June 30, 2000 through March 31, 2001, $3.8 million at March 31, 2000 and $4.0 million at December 31, 1999.

                           NOBLE DRILLING CORPORATION
                   CONSOLIDATED FINANCIAL AND OPERATIONAL DATA
                    (IN THOUSANDS EXCEPT UTILIZATION AMOUNTS,
      OPERATING DAYS, AVERAGE DAYRATE, MARKETABLE RIGS AND TURNKEY WELLS)


                                                                             UNAUDITED
                              -----------------------------------------------------------------------------------------------------
                                       1ST QUARTER 2001                    1ST QUARTER 2000                YTD DECEMBER 2000
                              ---------------------------------  --------------------------------  --------------------------------
REVENUES                      Domestic  International   Triton   Domestic  International  Triton   Domestic  International  Triton
--------                      --------  -------------  --------  --------  -------------  -------  --------  -------------  -------
OFFSHORE
        Drilling              $116,274  $      94,153  $     --  $ 78,305  $      84,773       --  $382,814  $     372,572  $    --
        Labor                       --          7,481        --        --          7,963       --        --         29,480       --

TURNKEY DRILLING                    --             --        --        --             --   13,039        --             --   82,047

ENGINEERING, CONSULTING AND
  OTHER                            985          1,928     1,570       126            613       --     2,061          6,601    7,025


DIRECT EXPENSES
---------------
OFFSHORE
        Drilling              $ 39,293  $      56,889  $     --  $ 30,700  $      52,493       --  $135,575  $     231,020  $    --
        Labor                       --          6,079        --        --          5,726       --        --         23,385       --

TURNKEY DRILLING                    --             --        --        --             --   16,006        --             --   79,552

ENGINEERING, CONSULTING AND
  OTHER                            660            912     1,284        71            211       --     1,448          1,978    6,448


STATISTICS
----------
OFFSHORE DRILLING
        Utilization                 99%            79%       --        84%            64%      --        91%            81%      --
        Operating Days           1,591          1,873        --     1,240          1,624       --     5,705          8,133       --
        Average Dayrate       $ 73,082  $      50,269  $     --  $ 63,149  $      52,200       --  $ 67,101  $      45,810  $    --
        Marketable Rigs -
           period end               20             27        --        16             27       --        18             29       --


TURNKEY WELLS COMPLETED             --             --        --        --             --        4        --             --       20
TURNKEY WELLS IN-PROGRESS           --             --        --        --             --        4        --             --       --

----------

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                              AS OF APRIL 25, 2001

                                                         YEAR
                                                        BUILT/                  WATER
RIG                            RIG DESIGN               REBUILT                 DEPTH          LOCATION
---                            ----------               -------                 -----          --------
JACKUP RIGS
-----------
            DOMESTIC (12)
Noble Eddie Paul         MLT Class 84-E.R.C. (T)       1976/1995               390'-IC         South Timbalier 295


Noble Leonard Jones      MLT Class 53-E.R.C. (T)       1972/1998               390'-IC         West Delta 105


Noble Bill Jennings      MLT Class 84-E.R.C. (T)       1975/1997               390'-IC         South Timbalier 264


Noble Johnnie Hoffman    BakMar BMC 300 IC (T) (Z)     1976/1993               300'-IC         West Cameron 170

Noble Sam Noble          Levingston Class 111-C (T)      1982                  300'-IC         South Marsh Island 149

Noble Gene Rosser        Levingston Class 111-C (T)    1977/1996               300'-IC         Matagorda Island 654


Noble Lewis Dugger       Levingston Class 111-C (T)    1977/1997               300'-IC         Vermillion 348

Noble John Sandifer      Levingston Class 111-C (T)    1975/1995               300'-IC         West Cameron 144

Noble Tom Jobe           MLT Class 82-SD-C (T) (Z)       1982                  250'-IC         Mobile 1005

Noble Earl Frederickson  MLT Class 82-SD-C (T) (Z)       1979                  250'-IC         West Cameron 49

Noble Carl Norberg       MLT Class 82-C (T)            1976/1996               250'-IC         South Marsh 8

Noble Charles Copeland   MLT Class 82-SD-C (T)         1979/2001               250'-IC         Offshore Mississippi

       INTERNATIONAL (22)

Noble Dick Favor         BakMar BMC 150 IC             1982/1993               150'-IC         Brazil

Noble Tommy Craighead    F&G L-780 MOD II-IC (T)       1982/1990               300'-IC         Nigeria

Noble Percy Johns        F&G L-780 MOD II-IC (T)       1981/1995               300'-IC         Nigeria

Noble Roy Butler         F&G L-780 MOD II-IC (T)         1982                  300'-IC         Nigeria

Noble Ed Noble           MLT Class 82-SD-C (T)         1984/1990               250'-IC         Nigeria

Noble Lloyd Noble        MLT Class 82-SD-C (T)         1983/1990               250'-IC         Nigeria

Noble Don Walker         BakMar BMC 150 IC (T)           1982                  150'-IC         Nigeria

Noble Jimmy Puckett      F&G L-780 MOD II-IC             1982                  300'-IC         India

Noble Ed Holt            Levingston Class 111-C (T)    1981/1994               300'-IC         India

Noble Kenneth Delaney    F&G L-780 MOD II-IC (T)       1983/1998               300'-IC         Abu Dhabi

Noble George McLeod      F&G L-780 MOD II-IC (T)       1981/1995               300'-IC         Abu Dhabi

Noble Gus Androes        Levingston Class 111-C (T)    1982/1996               300'-IC         Qatar

Noble Chuck Syring       MLT Class 82-C (T)            1976/1996               250'-IC         Qatar

Noble Crosco Panon       Levingston Class 111-S (T)    1976/2001               300'-IS         Sharjah



                                                       CONTRACT                 DAYRATE
RIG                      OPERATOR                     EXPIRATION                ($000)           COMMENTS
---                      --------                     ----------                ------           --------
JACKUP RIGS
-----------
         DOMESTIC (12)
Noble Eddie Paul         Apache                         12/2001                  64-66    Rate effective 3/1/2001, rate review
                                                                                          every 90 days, next review
                                                                                          5/29/2001.

Noble Leonard Jones      Apache                         12/2001                  64-66    Rate effective 2/24/2001, rate
                                                                                          review every 90 days, next review
                                                                                          5/24/2001.

Noble Bill Jennings      Magnum Hunter                  7/2001                   64-66    Plus 90-day option.


Noble Johnnie Hoffman    Nexen                          7/2001                   48-50    Plus option at mutually agreed rates.

Noble Sam Noble          Forest Oil                     7/2001                   46-47    Plus 90-day option at mutually agreed
                                                                                          rates.

Noble Gene Rosser        Apache                         5/2001                   47-49    Released from Pemex 2/15/2001. One well
                                                                                          with Apache @ $47-49, start +/- 3/8/2001,
                                                                                          plus one-well option.

Noble Lewis Dugger       Hall-Houston                   5/2001                   45-47    Spud can inspection (7 days), then two
                                                                                          wells for Chevron @ $47-49.

Noble John Sandifer      Apache                         12/2001                  45-47    Rate review every 90 days. Next review
                                                                                          6/4/2001.

Noble Tom Jobe           Spirit 76                      7/2001                   48-50    Rate review every 90 days. Next review
                                                                                          7/18/2001.

Noble Earl Frederickson  Halliburton/Chevron            5/2001                   47-49    Rate review every 90 days. Next review
                                                                                          5/20/2001.

Noble Carl Norberg       Chevron                        6/2001                   44-46    60-day well @ $49-51 commencing +/-
                                                                                          4/27/2001.

Noble Charles Copeland   Kerr McGee                     7/2001                            Two-well contract (approximately 6
                                                                                          months). First well  @ $49-51, second well
                                                                                          not to exceed 10% increase. On dayrate +/-
                                                                                          4/29/2001.
       INTERNATIONAL (22)

Noble Dick Favor         Petrobras                      2/2002                   38-40    On rate 2/4/2001.

Noble Tommy Craighead    Addax                          4/2002                   57-59    New rate effective 4/15/2001.

Noble Percy Johns        ExxonMobil                     3/2002                   57-59    New rate effective 4/1/2001.

Noble Roy Butler         Chevron                        4/2002                   51-53    Contract commenced 4/15/2001, one year
                                                                                          contract.

Noble Ed Noble           ExxonMobil                     3/2002                   51-53    Contract commenced 3/1/2001.

Noble Lloyd Noble        Texaco                         5/2001                   44-46    Next to Chevron Nigeria for one year @
                                                                                          $51-53 in late May.

Noble Don Walker         Shell                          11/2002                  34-36    Two-year contract.

Noble Jimmy Puckett      ONGC                           4/2001                   17-19    LOI from BP Qatar - 270 day contract @
                                                                                          $57-59 to commence 7/1/2001. Rig will be
                                                                                          down for +/- 60 days.

Noble Ed Holt            ONGC                           11/2002                  33-35

Noble Kenneth Delaney    NDC                            4/2002                   53-54    One year contract. Start late April.

Noble George McLeod      NDC                            4/2002                   53-54    One year contract. Start late April.

Noble Gus Androes        Maersk                         12/2002                  24-26    Contract from Maersk for 18-month
                                                                                          extension from 5/2001 @ $53-55.

Noble Chuck Syring       Devon                          5/2002                   40-42    55-day well. On contract 3/24/2001. Next
                                                                                          to Maersk for one year @ $50-52.

Noble Crosco Panon       Lamprell Shipyard                                                In shipyard for conversion to cantilever.
                                                                                          Next to Elf in 5/2001 in the low $40's for
                                                                                          eight months.

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                              AS OF APRIL 25, 2001


                                                               YEAR
                                                              BUILT/              WATER
RIG                            RIG DESIGN                     REBUILT             DEPTH          LOCATION
---                            ----------                     -------             -----          --------
Noble Al White           CFEM T-2005 C (T)                   1982/1997           360'-IC         Netherlands

Noble Byron Welliver     CFEM T-2005 C (T)                     1982              300'-IC         Denmark

Noble Kolskaya           Gusto Engineering (T)                 1985              330'-IC         Denmark

Noble George Sauvageau   NAM (T)                               1981              300'-IC         Netherlands


Noble Ronald Hoope       MSC/CJ46 (T)                          1982              225'-IC         Netherlands

Noble Piet van Ede       MSC/CJ46 (T)                          1982              205'-IC         Netherlands

Noble Lynda Bossler      MSC/CJ46 (T) (Z)                      1982              205'-IC         Netherlands

Noble Julie Robertson    Baker Marine Europe Class (T)         1981              180'-IC         United Kingdom

DRILLSHIPS (3)
--------------

Noble Leo Segerius       Gusto Engineering Pelican (T)         1981             5,000'-DP        Brazil

Noble Roger Eason        Neddrill (T)                          1977             6,000'-DP        Brazil

Noble Muravlenko         Gusto Engineering Ice Class (T)     1982/1997          4,000'-DP        Brazil

SEMISUBMERSIBLE RIGS (9)
------------------------

Noble Paul Romano        Noble EVA 4000TM (T)                1981/1998            6,000'         Miss. Canyon 899

Noble Paul Wolff         Noble EVA 4000TM (T)                1981/1998            8,900'         Brazil

Noble Jim Thompson       Noble EVA 4000TM (T)                1984/1999            6,000'         Viosca Knoll 915

Noble Amos Runner        Noble EVA 4000TM (T)                1982/1999            6,600'         Green Canyon 338


Noble Max Smith          Noble EVA 4000TM (T)                1980/1999            6,000'         Miss. Canyon 773

Noble Ton van Langeveld  Offshore SCP III Mark 2 (T)         1979/2000            1,500'         Ireland


Noble Homer Ferrington   F&G 9500 Enhanced Pacesetter (T)    1985/1999            6,000'         East Breaks 579

Noble Clyde Boudreaux    F&G 9500 Enhanced Pacesetter        1987/1999            6,000'         MS - F&G shipyard

Noble Dave Beard         F&G 9500 Enhanced Pacesetter          1986               6,000'         Dalian, China

SUBMERSIBLE RIGS (3)
--------------------

Noble Fri Rodli          Transworld                          1979/1998            70'-C          Eugene Island 45

Noble Joe Alford         Pace 85                               1982               85'-C          Eugene Island 126

Noble Lester Pettus      Pace 85                               1982               85'-C          South Timbalier 72

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge


                                                       CONTRACT                 DAYRATE
RIG                      OPERATOR                     EXPIRATION                ($000)                 COMMENTS
---                      --------                     ----------                ------                 --------
Noble Al White           Elf Petroland                  3/2002                   34-36          Next well @ $39-41, then one well
                                                                                                @ $51-52, and one well @ $72-74.
                                                                                                Each well +/- 70 days.

Noble Byron Welliver     Maersk                         8/2001                   43-45          Then $63-65 from 9/1/2001 to
                                                                                                8/31/2002.

Noble Kolskaya           Maersk                         4/2002                   73-75          Contract commenced 3/30/2001.

Noble George Sauvageau   NAM                            4/2002                   69-71          New dayrate effective 4/11/01.
                                                                                                NAM until mid-May, then Statoil
                                                                                                for +/- 100 days in mid - $70's.
                                                                                                Then back to NAM through 4/2002 @
                                                                                                $69-71.

Noble Ronald Hoope       Elf Petroland                  8/2001                   60-62          One well @ $60-62, and one well @
                                                                                                $66-68.

Noble Piet van Ede       Transcanada                    12/2001                  54-56

Noble Lynda Bossler      Clyde                          6/2001                   57-59          Six-month extension from July @
                                                                                                $68-70.

Noble Julie Robertson    Shell U.K.                     5/2001                   49-51          LOI from Talisman for 90 days @
                                                                                                $56-58, plus 90-day option @
                                                                                                $63-65.

DRILLSHIPS (3)
--------------

Noble Leo Segerius       Petrobras                      11/2001                  61-63

Noble Roger Eason        Petrobras                      4/2003                   74-76          In drydock 3/22/2001 for five
                                                                                                year survey. Expected drydock
                                                                                                completion 5/12/2001.

Noble Muravlenko         Petrobras                      3/2003                   58-60          Off drydock and on dayrate
                                                                                                2/17/2001.

SEMISUBMERSIBLE RIGS (9)
------------------------

Noble Paul Romano        Shell                          12/2003                 134-136

Noble Paul Wolff         Petrobras                      5/2005                  138-140

Noble Jim Thompson       BP                             7/2002                  158-160         Shell farmout to BP.

Noble Amos Runner        Murphy Oil                     8/2004                  145-147         Will enter shipyard for repairs
                                                                                                (25-30 days) at the completion of
                                                                                                this well, +/- mid-May.

Noble Max Smith          Dominion                       1/2005                  139-141         Two wells for Dominion, +/- 70 days.

Noble Ton van Langeveld  Marathon                       6/2001                   57-59          Two-well contract, next well
                                                                                                $61-63. LOI from EDC for one well
                                                                                                @ $82-84 following Marathon. Then
                                                                                                LOI from Texaco for 65 days @
                                                                                                $77-79, plus 165 days at a
                                                                                                mutually agreed rate.

Noble Homer Ferrington   Mariner Energy                 1/2005                   64-66          Next to Samedan, +/- 5/2001, in
                                                                                                less than 4,000' of water.

Noble Clyde Boudreaux    Shipyard                                                               Engineering complete.

Noble Dave Beard         Shipyard                                                               Completing engineering.

SUBMERSIBLE RIGS (3)
--------------------

Noble Fri Rodli          Westport                       5/2001                   34-36          One well, plus one-well option.

Noble Joe Alford         Ocean Energy                   5/2001                   33-35          Next well @ $37-38.

Noble Lester Pettus      Forest Oil                     6/2001                   34-36          Six-month extension.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge


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